UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):    November 29, 2000



                          BENCHMARK ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)



           Texas                     1-10560                  74-2211011
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)




    3000 Technology Drive, Angleton, Texas                        77515
   (Address of principal executive offices)                     (Zip code)



       Registrant's telephone number, including area code: (979) 849-6550

Item 9.           Regulation FD Disclosure.


      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      Benchmark Electronics, Inc. (the "Company") intends to make a presentation at the Credit Suisse First Boston 2000 Technology Conference on November 29, 2000. This presentation will be simultaneously webcast and can be viewed at 3:30
p. m. Mountain Standard Time today by accessing the conference website at tech.csfb.com by clicking on "Schedule & Webcasts," then clicking on "Wednesday," then scrolling down to "3:30 p. m. Benchmark Electronics Presentation."

      A copy of the visual portion of the materials to be presented and discussed at the conference is being furnished as Exhibit 99.1 to this report.
Exhibit 99.1 is incorporated by reference into this item 9.

      The Company regards any information provided in the webcast to be current and accurate only as of the date and time of the original webcast and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

      Statements herein and in the webcast regarding the Company that are not statements of historical fact contain forward-looking statements. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes to differ materially from current expectations, forecasts and assumptions. These risks and uncertainties include component availability and cost; risk of price fluctuation; reliance on major customers; fluctuations in operating results; changes in technology; competition; the ability to manage rapid growth; the ability to manage the integration of acquired operations; risks associated with international sales and operations; interest rate risk; environmental regulations; personnel; and the ability to maintain technological and manufacturing expertise. For a further list and description of risks and uncertainties related to the Company, see the reports filed by the Company with the Securities and Exchange Commission, specifically the Company's reports on Forms 8-K, 10-Q. S-3 and 10-K. The Company disclaims any intention or obligation to update or revise any forward looking statements unless necessary to do so in accordance with applicable law.


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
 Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            The following material is furnished pursuant to item 9 as an exhibit to this Current Report on Form 8-K.

      EXHIBIT
      NUMBER               DESCRIPTION
     ---------             -------------

      99.1 Presentation materials for use at the Credit Suisse First Boston 2000 Technology Conference on
                           November 29, 2000



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
                               S I G N A T U R E


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BENCHMARK ELECTRONICS, INC.



Dated: November 29, 2000             By: /s/ DONALD E. NIGBOR
                                             Donald E. Nigbor
                                             President





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
EXHIBIT 99.1 Presentation materials for use at the Credit Suisse First Boston 2000 Technology Conference on
                        November 29, 2000




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